THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                          INFe.com, Inc.

                           10% Note

$295,021.35                                            August 31, 2000


     FOR VALUE RECEIVED, the undersigned, INFe.com, Inc., a Florida corporation (hereinafter "Company"), promises to pay to the order of Europa Global Investments, Inc., whose address is 55 Frederick Street, Box CB 13039, Nassau Bahamas (hereinafter "Holder") the principal sum of two hundred ninety five thousand twenty one dollars and 35/100 ($295,021.35), together with interest as set out herein at Holder's address set forth above or such other place as Holder may designate in writing.

        1. Payment. Subject to the terms hereof, the principal of and interest on this Note shall be payable as follows:

       	a.	    The Company shall make a payment of the principal to the
Holder in the amount of $150,000.00 as set forth in Paragraph 2 hereof.

        b. The Company shall make a one time payment in the amount of 20,000 Rule 144k restricted common shares of the Company, said shares being valued at $0.50 per share. Holder shall be granted piggy back registration rights on said restricted shares, subject to underwriter approval.

        c. The remaining balance of the note is payable through issuance of the Company's common stock and/or, through delivery of securities owned by the Company.

        d. Interest shall accrue at the rate of 10% per annum during the term of this Note.

        2. Collateral: The indebtedness evidenced by this Note is secured by an engagement agreement between Company and StrategiNet, Inc. dated May 2, 2000, pursuant to which Company is to receive a management fee of $150,000.00. Upon receipt of this fee, Company shall remit to Holder the principal of $150,000.00 as well as all accrued interest.

        3. Subordination: The indebtedness herein is subordinate and junior to the prior payment in full of existing liabilities of the Company.

        4. No Waiver: No course of dealing between the Holder and any other party hereto or any failure or delay on the part of the Holder in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Holder under this or any other applicable instrument. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.



          Exhibit 10.10 - Pg. 2

        5. No Impairment of Rights: The rights of the Holder and its successors or assigns hereunder shall not be impaired by the Holder's sale, hypothecation or rehypothecation of this Note, or by any indulgence, including, but not limited to:

        a. Any renewal, extension or modification which the Holder may grant with respect to the indebtedness of any part thereof, or

        b. Any surrender, compromise, release, renewal, extension, exchange or substitution which the Holder may grant in respect of the collateral, or

        c. Any indulgence granted in respect of any endorser, guarantor or surety. The purchaser, assignee, transferee, or pledgee of this Note, sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note as if said purchaser, assignee, transferee or pledgee were originally named as the Holder in this Note.

        6. Financial Reporting: Company will (a) at all times maintain, in accordance with generally accepted accounting principles, accurate and complete books and records pertaining to the operation, business and financial condition of the Company, (b) furnish to the Holder promptly upon request, and in the form and at the intervals specified by the Holder, such financial statements, reports, schedules and other information with respect to the operation, business, affairs, and financial condition of the Company as the Holder may from time to time require, (c) at all reasonable times and without hindrance or delay, permit the Holder or any person designated by the Holder to enter any place of business of the Company or any other premises where any books, records and other data concerning the Company exist and to examine, audit, inspect, and make extracts from and photocopies of any such books, records and other data.

        7. Remedies: If the Company shall breach or default in the performance of any of the terms, conditions, covenants and agreements hereunder, then, the entire unpaid principal balance on this Note, together with all accrued interest hereon, shall, at the option of the Holder, without notice, immediately become due and payable for all purposes, and the Holder may exercise all rights and remedies provided under applicable law.

        8. Governing Law: This Note shall be construed according to and governed by the laws of the Commonwealth of Virginia.

        IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and its seal affixed on the day and year first above written.

SEAL:                                   INFe.com, Inc.




Attest:__/s/________________            By:___/s/Thomas M. Richfield___
Secretary                                  Name: Thomas M. Richfield
                                           Its: President & C.E.O.